UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2021 (October 27, 2021)

GORES METROPOULOS II, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39907	85-2097088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6260 Lookout Road Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

(303) 531-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one warrant	GMIIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GMII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GMIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, on April 29, 2021, Gores Metropoulos II, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Sunshine Merger Sub I, Inc. (“First Merger Sub”), Sunshine Merger Sub II, LLC (“Second Merger Sub”) and Sonder Holdings Inc. (“Sonder”). Pursuant to the Merger Agreement, among other things, the parties thereto will undertake the following transactions (collectively, the “Mergers”): (a) the merger of First Merger Sub with and into Sonder, with Sonder continuing as the surviving corporation (the “First Merger”); and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of Sonder with and into Second Merger Sub, with Second Merger Sub continuing as the surviving entity.

Amendment to the Merger Agreement

On October 27, 2021, the parties entered into an amendment to the Merger Agreement (“Amendment No. 1”). Amendment No. 1 modifies the Merger Agreement by, among other things: (a) reducing the amount of the Aggregate Company Stock Consideration (as defined in the Merger Agreement) to a number of shares of the Company’s common stock, par value $0.0001 per share (the “Company Common Stock”), equal to the result of (i) $1,901,603,000, divided by (ii) $10.00; (b) including a representation of the Company, First Merger Sub and Second Merger Sub that 1,277,285 shares of the Company’s Class F common stock, par value $0.0001 per share (the “Class F Common Stock”), will be cancelled for no consideration immediately prior to the effective time of the First Merger (as further described below under the heading “Share Surrender Agreement”); (c) including a representation of the Company, First Merger Sub and Second Merger Sub that the Company has delivered to Sonder executed subscription agreements pursuant to which certain subscribers have agreed to purchase 32,216,785 shares of Company Common Stock for an aggregate purchase price equal to approximately $309,394,998 (as further described below under the heading “Subscription Agreements”); (d) providing that the Company, Sonder or one or more of their affiliates may enter into a delayed draw note purchase agreement or other similar loan, credit or note purchase agreement pursuant to which notes, warrants or other equity will be issued by the Company, Sonder and/or one or more of their affiliates at or after the effective time of the First Merger; (e) extending from October 28, 2021 to January 31, 2022 the date after which the Company and Sonder would have a right to terminate the Merger Agreement if the transactions contemplated by the Merger Agreement, including the Mergers (the “Business Combination”), have not been consummated (provided that the delay in closing the Business Combination by such date is not due to the breach of the Merger Agreement by the party seeking to terminate); and (f) revising the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws which will be put in place in connection with the Business Combination.

The foregoing summary of Amendment No. 1 is qualified in its entirety by the text of Amendment No. 1 (including the form of the Company’s Amended and Restated Certificate of Incorporation and the form of the Company’s Amended and Restated Bylaws attached as exhibits thereto), which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K (the “Current Report”).

Subscription Agreements

Amendment to Existing Subscription Agreements

As previously disclosed, on April 29, 2021, the Company entered into subscription agreements (the “Existing Subscription Agreements”) with certain investors (the “Existing Subscribers”) and Gores Metropoulos Sponsor II, LLC (the “Sponsor”), pursuant to which the Existing Subscribers and the Sponsor have agreed to purchase an aggregate of 20,000,000 shares of Company Common Stock in a private placement for $10.00 per share (the “Existing PIPE”). Each Existing Subscription Agreement provided that such agreement was to terminate with no further force and effect in the event the closing of the Business Combination had not occurred by October 28, 2021, among other things.

On October 27, 2021, the parties entered into an amendment to the Existing Subscription Agreements (the “Existing Subscription Amendment”), pursuant to which, among other things, the date such Existing Subscription Agreements terminate if the Business Combination has not been consummated was extended from October 28, 2021 to January 31, 2022.

A copy of the form of the Existing Subscription Amendment is incorporated by reference as Exhibit 10.1 to this Current Report. The foregoing description of the Existing PIPE is qualified in its entirety by reference thereto.

New Subscription Agreements

On October 27, 2021, the Company entered into subscription agreements (the “New Subscription Agreements”) with certain investors, including the Sponsor (the “New Subscribers”), pursuant to which the New Subscribers have agreed to purchase an aggregate of 11,507,074 shares of Company Common Stock in a private placement for $8.89 per share (the “New PIPE”). Each New Subscription Agreement is to terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) the mutual written agreement of the parties to such New Subscription Agreement; (c) any of the conditions to closing set forth in such New Subscription Agreement not being satisfied or waived on or prior to the closing and, as a result thereof, the transactions contemplated by such New Subscription Agreement not being consummated at the closing; and (d) January 31, 2022, if the closing of the Business Combination shall not have occurred by such date.

A copy of the form of the New Subscription Agreements is incorporated by reference as Exhibit 10.2 to this Current Report. The foregoing description of the New PIPE is qualified in its entirety by reference thereto.

Additional Sponsor Commitment Subscription Agreement

On October 27, 2021, the Company entered into a subscription agreement (the “Additional Sponsor Commitment Subscription Agreement”) with the Sponsor, substantially similar to the Sponsor’s Existing Subscription Agreement (as amended), whereby the Sponsor separately agreed to purchase an additional 709,711 shares of Company Common Stock in a private placement for $10.00 per share. The Additional Sponsor Commitment Subscription Agreement will automatically terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) the mutual written agreement of the parties to such Additional Sponsor Commitment Subscription Agreement; (c) any of the conditions to closing set forth in such Additional Sponsor Commitment Subscription Agreement not being satisfied or waived on or prior to the closing and, as a result thereof, the transactions contemplated by such Additional Sponsor Commitment Subscription Agreement not being consummated at the closing; and (d) January 31, 2022, if the closing of the Business Combination shall not have occurred by such date.

The total amount to be raised under in the aggregate under all of the Existing Subscription Agreements, all of the New Subscription Agreements and the Additional Sponsor Commitment Subscription Agreement is $309,394,998.

Share Surrender Agreement

On October 27, 2021, the Company entered into a share surrender agreement (the “Share Surrender Agreement”), by and between the Company and the Sponsor, pursuant to which the Sponsor agreed to surrender 1,277,285 shares of Class F Common Stock immediately prior to the effective time of the First Merger, contingent on the satisfaction of the conditions to closing set forth in the Merger Agreement. The Share Surrender Agreement is incorporated by reference as Exhibit 10.3 to this Current Report. The foregoing description of the Share Surrender Agreement is qualified in its entirety by the text of the Share Surrender Agreement.

Item 8.01	Other Events.

Term Sheet regarding Delayed Draw Note Purchase Agreement

On October 25, 2021, Sonder entered into a non-binding term sheet with certain PIPE Investors (the “Purchasers”) for the sale of an aggregate of $220 million in principal amount of delayed draw subordinated secured notes (the “Delayed Draw Notes”) to be available to the post-Business Combination Company following the completion of the Business Combination. The term sheet also contemplates that the Purchasers would be issued warrants to purchase shares of the post-Business Combination Company’s Common Stock equal to 15.0% of the principal amount committed (calculated assuming a per share value of $10.00).

Sonder intends to close the Delayed Draw Note Purchase Agreement in the fourth quarter of 2021. However, there can be no assurance that Sonder will be able to complete the sale of the proposed Delayed Draw Notes on these anticipated terms or at all.

On October 28, 2021, the Company issued a press release announcing the execution of Amendment No. 1. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Notwithstanding the foregoing, information contained on the Company’s or Sonder’s website and the websites of any of their respective affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of, nor is it incorporated by reference into, this Current Report.

Attached as Exhibit 99.2 and incorporated by reference herein is the transaction summary slide, dated as of October 28, 2021, that will be used by the Company and Sonder with respect to the Business Combination, as amended by Amendment No. 1.

Additional Information and Where to Find It

Additional information about the proposed Business Combination among Sonder, the Company and certain subsidiaries of the Company, including a copy of the Merger Agreement, are provided in a Current Report on Form 8-K which was filed by the Company with the SEC and is available at www.sec.gov. In connection with the proposed Business Combination, the Company filed a registration statement on Form S-4 (the “Registration Statement”) that includes a preliminary proxy statement, prospectus and consent solicitation statement with respect to the Company’s securities to be issued in connection with the proposed Business Combination. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus/consent solicitation statement contained therein, when it is declared effective by the SEC, will contain important information about the proposed Business Combination and the other matters to be voted upon at a meeting of the Company’s stockholders to be held to approve the proposed Business Combination and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company may also file other documents regarding the proposed Business Combination with the SEC. Company stockholders and other interested persons are advised to read, when available, the Registration Statement and the proxy statement/prospectus/consent solicitation statement, as well as any amendments or supplements thereto, because they will contain important information about the proposed Business Combination.

When available, the definitive proxy statement/prospectus/consent solicitation statement will be mailed to Company stockholders as of a record date to be established for voting on the proposed Business Combination and the other matters to be voted upon at the Special Meeting. Investors and securityholders will also be able to obtain copies of the definitive proxy statement/prospectus/consent solicitation statement and all other relevant documents filed or that will be filed with the SEC without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 6260 Lookout Road, Boulder, CO 80301, attention: Jennifer Kwon Chou, or by contacting Morrow Sodali LLC, the Company’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in Solicitation

The Company, Sonder and their respective directors and officers may be deemed participants in the solicitation of proxies of Company stockholders in connection with the proposed Business Combination. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the interests of those persons and other persons who may be deemed participants in the proposed Business Combination by reading the Company’s registration statement on Form S-1 (File No. 333-251663), which was declared effective by the SEC on January 19, 2021, and the proxy statement/prospectus/consent solicitation statement regarding the proposed Business Combination. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This Current Report may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements about Sonder’s forecasted revenue growth and cash flow (including Sonder’s outlook for Total Revenue and Adjusted EBITDA for the year ended December 31, 2021), Sonder’s forecasted growth in units (including Sonder’s forecast for growth in Total Portfolio for the year ended December 31, 2021), information concerning the Company’s or Sonder’s possible or assumed future financial or operating results and metrics, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, future operations, products and services, planned openings, expected unit contractings and the effects of regulation, including whether the proposed Business Combination will generate returns for stockholders. These forward-looking statements are based on the Company’s or Sonder’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or Sonder’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement (as amended by Amendment No. 1) and the proposed Business Combination contemplated thereby; (b) the inability to complete the proposed Business Combination due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement (as amended by Amendment No. 1); (c) the ability to meet Nasdaq’s listing standards following the consummation of the proposed Business Combination; (d) the inability to complete the Existing PIPE, the New PIPE or the private placement contemplated by the Additional Sponsor Commitment Subscription Agreement; (e) the risk that the proposed Business Combination disrupts current plans and operations of Sonder or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed Business Combination; (h) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC’s statement on accounting and reporting considerations for warrants in special purpose acquisition companies); (i) the possibility that Sonder may be adversely affected by other economic, business and/or competitive factors; (j) risks related to the impact of the COVID-19 pandemic, including the Delta variant and potential governmental and other restrictions (including travel restrictions) resulting therefrom; (k) the inability of Sonder to enter into a definitive delayed draw note purchase agreement; and (l) other risks and uncertainties described in the final proxy statement/prospectus/consent solicitation statement, including those under the heading “Risk Factors” therein, and other documents filed by the Company from time to time with the SEC. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, neither the Company nor Sonder undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this report. Additional risks and uncertainties are identified and discussed in the Company’s reports filed and to be filed with the SEC and available at the SEC’s website at www.sec.gov.

Disclaimer

This Current Report relates to a proposed Business Combination between the Company and Sonder. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

2.1*	Amendment No. 1, dated as of October 27, 2021, to the Agreement and Plan of Merger, dated as of April 29, 2021, by and among Gores Metropoulos II, Inc., Sunshine Merger Sub I, Inc., Sunshine Merger Sub II, LLC and Sonder Holdings Inc.

10.1	Form of Amendment to Gores Metropoulos II Subscription Agreement, dated as of October 27, 2021.

10.2	Form of New Subscription Agreements.

10.3	Share Surrender Agreement, dated as of October 27, 2021, by and between Gores Metropoulos II, Inc. and Gores Metropoulos Sponsor II, LLC.

99.1	Press Release issued by the Company on October 28, 2021.

99.2	Transaction Summary Slide, dated October 28, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Metropoulos II, Inc.

Date: October 28, 2021	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary